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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported): July 24, 2003 (July 24, 2003)

                                Panavision Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                      001-12391                 13-3593063
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(State or other jurisdiction     (Commission file no.)        (I.R.S. employer
      of corporation)                                        identification no.)



6219 De Soto Avenue
Woodland Hills, California                                           91367
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(Address of principal                                              (Zip code)
  executive offices)



Registrant's telephone number, including area code:  (818) 316-1000
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                                       N/A
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          (Former name or former address, if changed since last report)






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Item 5. Other Events.

     Attached hereto as Exhibit 99.1 is the text of the registrant's press release, dated July 24, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     99.1 Press Release, dated July 24, 2003.









                                        1

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PANAVISION INC.



Date:  July 24, 2003                     By: /s/ Eric W. Golden
                                            ------------------------------
                                            Name:  Eric W. Golden
                                            Title: Executive Vice President and
                                                   General Counsel






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                                  EXHIBIT INDEX



Exhibit No.         Description
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99.1                Press Release, dated July 24, 2003.